UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported) June 17, 2005


                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)


    British Columbia, Canada       0-26680          8736-3354
(State or Other Jurisdiction of  (Commission    (I.R.S. Employer
 Incorporation  or  Organization) File  Number)  Identification No.)

  2454 McMullen Booth Road, Building C
          Clearwater, Florida                           33759
  (Address of Principal Executive Offices)           (Zip Code)


                          (727) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
      (Former name, former address and former fiscal year, if
                   changed since last report)

Item 8.01   Other Events

June 17, 2005 - Clearwater, Florida. - Nicholas Financial, Inc. (Nasdaq, NICK), today announced the opening of a new branch office location in Indianapolis, Indiana. The new location continues the Company's planned expansion of its branch office network, which now includes thirty-six (36) branch offices in Florida, Georgia, North Carolina, South Carolina, Virginia, Ohio, Michigan, Kentucky and now Indiana. The new branch office is a full-service lending and collection facility. Nicholas employees have been working to develop business in Indianapolis for several months prior to the opening of the new facility. The branch has approximately $1,000,000 in outstanding loans on its books at this time.



Item 9.01      Financial Statements and Exhibits

Exhibit # Description

 99.3 Press release dated June 17, 2005, announcing the opening of the Indianapolis, Indiana branch office.

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: June 17, 2005           /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President, Chief
                                Executive Officer
                                (Principal Executive Officer)


    Date: June 17, 2005         /s/ Ralph T. Finkenbrink
                                Ralph T. Finkenbrink
                                (Principal Financial
                                Officer and Accounting Officer)

Exhibit Index

Exhibit   Description

 99.3 Press release dated June 17, 2005, announcing the opening of the Indianapolis, Indiana branch office.

                          Exhibit 99.3


                     FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C
Clearwater, FL 33759

Contact: Ralph Finkenbrink
         Sr. Vice President, CFO

Web site:www.nicholasfinancial.com
NASDAQ: NICK
Ph # - 727-726-0763


       Nicholas Financial Launches Expansion into Indiana with Opening of Indianapolis Branch

June 17, 2005 - Clearwater, Florida. - Nicholas Financial, Inc. (Nasdaq, NICK), today announced the opening of a new branch office location in Indianapolis, Indiana. The new location continues the Company's planned expansion of its branch office network, which now includes thirty-six (36) branch offices in Florida, Georgia, North Carolina, South Carolina, Virginia, Ohio, Michigan, Kentucky and now Indiana. The new branch office is a full-service lending and collection facility. Nicholas employees have been working to develop business in Indianapolis for several months prior to the opening of the new facility. The branch has approximately $1,000,000 in outstanding loans on its books at this time.

Commenting on Nicholas Financial's, newly opened branch office, Doug Marohn Vice President of Sales stated, "During the past year  we  have been especially pleased with our success in  this area of Indiana. We are cultivating several new markets in regions around the country in keeping with the Company's expansion plans. In addition, the Company currently has employees in place to develop business in several other locations, primarily in the Southeast."

Nicholas  Financial will hold its 20th annual meeting on  August
10  at 10:00 AM EDT at its Corporate Headquarters in Clearwater,
Florida.



Founded in 1985, with assets of $120,815,000 as of March 31, 2005, Nicholas Financial, Inc. is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company presently operates out of 36 full-service branch locations in both the Southeast and the Mid-West States. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our website at www.nicholasfinancial.com.




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